U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): September 23, 2019 (September 19, 2019)

LIBERATED SOLUTIONS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-55177	27-4715504
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

5430 Lyndon B Johnson Fwy, Suite 1200, Dallas, TX	75240
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (845) 610-3817

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None.	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

Forward Looking Statements

This Current Report on Form 8-K (this “Report”) and other reports filed by registrant from time to time with the Securities and Exchange Commission (collectively, the “Filings”) contain or may contain forward-looking statements and information that is based upon beliefs of, and information currently available to, registrant’s management, as well as estimates and assumptions made by registrant’s management. When used in the Filings, the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan” or the negative of these terms and similar expressions as they relate to registrant or registrant’s management identify forward-looking statements. Such statements reflect the current view of registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Company’s industry, operations and results of operations. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

You should not place undue reliance on any forward-looking statement, each of which applies only as of the date of this Report. Except as required by law, we undertake no obligation to update or revise publicly any of the forward-looking statements after the date of this Report to conform our statements to actual results or changed expectations, or the results of any revision to these forward-looking statements.

Item 1.01 Entry Into A Material Definitive Agreement.

On September 19, 2019 (the “Effective Date”), Liberated Solutions, Inc. (the “Company”) entered into an Assignment and Amendment Agreement (the “Agreement”) with Ngen Technologies USA Corp (“Ngen”), Clifford Rhee, and certain lenders (collectively, the “Lenders”).

Prior to the execution of the Agreement, the Lenders loaned certain funds to Greenfield Farms Food Inc. (“Greenfield”), a previous shareholder of Ngen, pursuant to certain agreements (the “Assigned Agreements”), and such agreements were subsequently assigned from Greenfield to Ngen pursuant to an Assignment and Amendment Agreement dated as of August 13, 2019 (the “Original Agreement”). In connection with the consummation of the Exchange Agreement dated as of August 16, 2019 pursuant to which shareholders of Ngen exchanged their shares of Ngen for shares of capital stock of the Company, the parties agreed to enter into the Agreement to assign the Assigned Agreements from Ngen to the Company and make certain amendments in the Assigned Agreements to conform such assignment.

Pursuant to the Agreement, Ngen agreed to sell, assign and transfer and convey to the Company all of the rights, titles and interests of Ngen in, and the Company agreed to assume the following agreements and discharge all debts, duties and other obligations of Greenfield under, the following agreements:

(i)	Securities Purchase Agreement by and between Greenfield and CareBourn Capital, L.P., a Delaware limited Partnership (“CareBourn, L.P.”) dated as of July 20, 2015, as assigned from Greenfield to Ngen by the Original Agreement (the “7/20/15 SPA”) and the Convertible Promissory Note in the initial principal amount of $15,500, dated as of July 20, 2015 payable to CareBourn, L.P. by Greenfield, issued in connection therewith, as assigned from Greenfield to Ngen by the Original Agreement (the “7/20/15 Note”);
(ii)	The Securities Purchase Agreement by and between Greenfield and CareBourn, L.P. dated as of February 9, 2015, as assigned from Greenfield to Ngen by the Original Agreement (the “2/9/15 SPA”) and the Convertible Promissory Note in the initial principal amount of $73,000, dated as of February 9, 2015 payable to CareBourn, L.P. by Greenfield, issued in connection therewith, as assigned from Greenfield to Ngen by the Original Agreement (the “2/9/15 Note”);
(iii)	The Securities Purchase Agreement by and between Greenfield and CareBourn, L.P. dated as of March 4, 2016, as assigned from Greenfield to Ngen by the Original Agreement (the “3/4/16 SPA”) and the Convertible Promissory Note in the initial principal amount of $33,000, dated as of March 4, 2016 payable to CareBourn, L.P. by Greenfield, issued in connection therewith, as assigned from Greenfield to Ngen by the Original Agreement (the “3/4/16 Note”);

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(iv)	The Securities Purchase Agreement by and between Greenfield and CareBourn, L.P. dated as of December 19, 2017, as assigned from Greenfield to Ngen by the Original Agreement (the “12/19/17 SPA”), the Convertible Promissory Note in the initial principal amount of $552,000, dated as of December 19, 2017 payable to CareBourn, L.P. by Greenfield, issued in connection therewith, as assigned from Greenfield to Ngen by the Original Agreement (the “12/19/17 Note”), and the Security Agreement by and between Greenfield and CareBourn, L.P. dated as of December 19, 2017 issued in connection therewith, as assigned from Greenfield to Ngen by the Original Agreement (the “12/19/17 Security Agreement”);
(v)	The Convertible Promissory Note in the initial principal amount of $16,500, dated as of May 5, 2015 originally payable to Cresthill Associates, LLC (“Cresthill”) by Greenfield, which has since been assigned to CareBourn, L.P., as assigned from Greenfield to Ngen by the Original Agreement (the “5/5/15 Note”), the Convertible Promissory Note in the initial principal amount of $7,500, dated as of August 5, 2015, originally payable to Cresthill by Greenfield, which has since been assigned to CareBourn, L.P., as assigned from Greenfield to Ngen by the Original Agreement (the “8/5/15 Note”) and the Convertible Promissory Note in the initial principal amount of $7,500, dated as of November 16, 2015, originally payable to Cresthill by Greenfield, which has since been assigned to CareBourn, L.P., as assigned from Greenfield to Ngen by the Original Agreement (the “11/16/15 Note”);
(vi)	The Note Purchase Agreement by and between Greenfield and CareBourn, L.P. dated as of July 8, 2019, as assigned from Greenfield to Ngen by the Original Agreement (the “7/8/19 NPA”), the Convertible Promissory Note in the initial principal amount of $922,646, dated as of July 8, 2019 payable to CareBourn, L.P. by Greenfield, issued in connection therewith, as assigned from Greenfield to Ngen by the Original Agreement (the “7/8/19 Note”) and the Warrant dated as of July 8, 2019, in favor of CareBourn, L.P., to acquire 248,141,053 shares of common stock, par value $0.001 per share, of Greenfield (the “Greenfield Common Stock”) entered into in connection therewith, as assigned from Greenfield to Ngen by the Original Agreement (the “7/8/19 Warrant”);
(vii)	The Note Purchase Agreement by and between Greenfield and CareBourn, L.P. dated as of July 29, 2019, as assigned from Greenfield to Ngen by the Original Agreement (the “7/29/19 NPA”) and the Convertible Promissory Note in the initial principal amount of $1,086,287.50, dated as of July 29, 2019 payable to CareBourn, L.P. by Greenfield, issued in connection therewith, as assigned from Greenfield to Ngen by the Original Agreement (the “7/29/19 Note”);
(viii)	The Note Purchase Agreement by and between Greenfield and CareBourn, LLC, a Nevada limited liability company (“CareBourn, LLC”) dated as of June 28, 2019, as assigned from Greenfield to Ngen by the Original Agreement (the “6/28/19 NPA”) and the Convertible Promissory Note in the initial principal amount of $1,436,128.28, dated as of June 29, 2019 payable to CareBourn, LLC by Greenfield, issued in connection therewith, as assigned from Greenfield to Ngen by the Original Agreement (the “6/28/19 Note”) and the Warrant dated as of June 28, 2019, in favor of CareBourn, LLC, to acquire 306,346,979 shares of Greenfield Common Stock entered into in connection therewith, as assigned from Greenfield to Ngen by the Original Agreement (the “6/28/19 Warrant”);
(ix)	The Convertible Promissory Note in the initial principal amount of $12,500, dated as of September 1, 2014, as assigned from Greenfield to Ngen by the Original Agreement (the “9/1/14 Note”), the Convertible Promissory Note in the initial principal amount of $5,100, dated as of February 5, 2014, as assigned from Greenfield to Ngen by the Original Agreement (the “2/5/14 Note”), the Convertible Promissory Note in the initial principal amount of $5,000, dated as of February 21, 2014, as assigned from Greenfield to Ngen by the Original Agreement (the “2/21/14 Note”), the Convertible Promissory Note in the initial principal amount of $3,000, dated as of December 1, 2014, as assigned from Greenfield to Ngen by the Original Agreement (the “12/1/14 Note”), each of which were originally payable by Greenfield to Codes Capital LLC (“CC”), but which has subsequently been sold and assigned by CC to More Capital LLC (“More Capital”), and the Convertible Promissory Note in the initial principal amount of $215,500, dated as of July 5, 2019 payable to More Capital by Greenfield, as assigned from Greenfield to Ngen by the Original Agreement (the “7/5/19 Note”) and the Warrant dated as of July 24, 2019, in favor of More Capital to acquire 58,205,926 shares of Greenfield Common Stock entered into in connection therewith, as assigned from Greenfield to Ngen by the Original Agreement (the “7/24/19 Warrant”);
(x)	The Convertible Promissory Note in the in the initial principal amount of $215,000, dated as of August 13, 2019 payable to More Capital by Ngen (the “8/13/19 Note”);
(xi)	The Note Purchase Agreement by and between Ngen and CareBourn, L.P, dated as of August 15, 2019 (the “8/15/19 NPA”) and the Convertible Promissory Note in the initial principal amount of $860,000, dated as of August 15, 2019 payable to CareBourn, L.P by Ngen, issued in connection therewith (the “8/15/19 Note”) and the Warrant dated as of August 15, 2019, in favor of CareBourn, L.P, to acquire 720,000 shares of common stock, no par value per share, of Ngen (the “Ngen Common Stock”) entered into in connection therewith (the “8/15/19 Warrant”);

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(xii)	The Note Purchase Agreement by and between Ngen and CareBourn, L.P, dated as of September 3, 2019 (the “9/3/19 NPA”) and the Convertible Promissory Note in the initial principal amount of $69,875, dated as of September 3, 2019 payable to CareBourn, L.P by Ngen, issued in connection therewith (the “9/3/19 Note”); and
(xiii)	The Note Purchase Agreement by and between Ngen and CareBourn, L.P, dated as of September 12, 2019 (the “9/12/19 NPA”) and the Convertible Promissory Note in the initial principal amount of $241,875, dated as of September 12, 2019 payable to CareBourn, L.P by Ngen, issued in connection therewith (the “9/12/19 Note”).

In addition, the Agreement amends each of the Assigned Agreements to provide that each such Assigned Agreement which was governed by and laws of the State of Nevada shall be governed by the laws of the State of Texas.

The foregoing description of the Agreement is not a complete description of all of the parties’ rights and obligations under the Agreement, and is qualified in its entirety by reference to the Agreement, a copy of which is filed as Exhibit 10.1 to this current report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

The following exhibits are filed with this report:

Exhibit No.	Description

10.1	Assignment and Amendment Agreement dated September 19, 2019 between Liberated Solutions, Inc., Ngen Technologies USA Corp, Clifford Rhee and the lenders thereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 23, 2019

Liberated Solutions, Inc.

By:	/s/ Ed Carter
Ed Carter
CEO

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